UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 10, 2020

EMMIS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its

charter)

INDIANA

(State of incorporation or organization)

0-23264

(Commission file number)

35‑1542018

(I.R.S. Employer

Identification No.)

ONE EMMIS PLAZA

40 MONUMENT CIRCLE

SUITE 700

INDIANAPOLIS, INDIANA 46204

(Address of principal executive offices)

(317) 266-0100

(Registrant’s Telephone Number,

Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	EMMS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon management's assumptions, expectations, projections, intentions and beliefs about future events. In some cases, predictive, future-tense or forward-looking words such as "intend," "plan," "may," "will," "project," "estimate," "anticipate," "believe," "expect," "continue," "potential," "opportunity," "forecast," "should" and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Additional factors that could cause actual results to difference materially from the results anticipated in these forward-looking statements are contained in Emmis Communications Corporation’s (the “Company”) periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and other filings that  the Company may make with the SEC. The Company cautions readers that the forward-looking statements included in this Report represent our estimates and assumptions only as of the date of this Report and are not intended to give any assurance as to future results. These forward-looking statements are not statements of historical fact and represent only our management's beliefs and expectations as of the date hereof, and involve risks and uncertainties that could cause actual results to differ materially and inversely from expectations expressed in or indicated by the forward-looking statements. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement. Accordingly, you should not unduly rely on any forward-looking statements.

The Company undertakes no obligation to update or revise any forward-looking statements contained in this Report, whether as a result of new information, future events, a change in our views or expectations or otherwise.

Item 1.01	Entry into a Material Definitive Agreement.

On March 10, 2020, Emmis QOZ Business, LLC (“EQOZB”), an Indiana limited liability company and wholly-owned subsidiary of Emmis Communications Corporation, an Indiana corporation (“Emmis”), Emmis Operating Company (“EOC”), an Indiana corporation and wholly-owned subsidiary of Emmis, Lencore Acoustics Corporation, a New York corporation (“Lencore”), and the stockholders listed therein (the “Stockholders”) entered into a certain Asset Purchase Agreement (the “APA”) pursuant to which EQOZB contemporaneously acquired substantially all of the assets of Lencore used and useful in Lencore’s sound masking business (the “Sound Masking Business”).   The purchase price for the Sound Masking Business was $75.1 million (subject to customary working capital adjustments), and the APA contains customary representations, warranties and covenants.  The foregoing description does not purport to be a complete statement of the terms and conditions of the transaction or the rights of the parties to the APA, and is qualified in its entirety by reference to the text of the APA, a copy of which is attached hereto as Exhibit 10.1 and is incorporate herein by reference.

In connection with the closing of the transaction, EQOZB entered into certain additional agreements with Lencore and its affiliates, including:

Restricted Covenant and Technology Cross License Agreement.    On March 10, 2020, EQOZB, Lencore, Mercury Notifications, LLC (an affiliate of Lencore, “Mercury”) and Jonathan S. Leonard (the principal shareholder of Lencore, “Leonard”) entered into a certain Restrictive Covenant and Technology Cross License Agreement (the “RCA”) pursuant to which (i) Lencore, Mercury and Leonard agreed not to compete with the Sound Masking Business for a period of five (5) years, and (ii) EQOZB and Lencore each agreed to cross license certain technology to each other on a going forward basis.  The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the RCA, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Transition Services Agreement.    On March 10, 2020, EQOZB and Lencore entered into a certain Transition Services Agreement (the “TSA”) pursuant to which EQOZB and Lencore agreed to provide certain services to each other to facilitate the orderly separation of the Sound Masking Business from Lencore’s retained mass notification business.  The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the TSA, which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Manufacturing Services Agreement.    On March 10, 2020, EQOZB and Norfolk Main Mfg. LLC (an affiliate of Lencore, “Norfolk Main”) entered into a certain Manufacturing Services Agreement (the “MSA”) pursuant to which Norfolk Main will provide certain product manufacturing services to EQOZB.  The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the MSA, which is filed as Exhibit 10.4 hereto and is incorporated by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Report is incorporated by reference into this Item 2.01.

Item 7.01	Regulation FD Disclosure.

On March 11, 2020, Emmis issued a press release announcing the transaction described above. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

The Company intends to file financial statements in accordance with Item 9.01(a) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(b)     Pro forma financial information.

The Company intends to file pro forma financial statements in accordance with Item 9.01(b) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(d)     Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement among Emmis QOZ Business, LLC, Emmis Operating Company, Lencore Acoustics Corporation and the stockholders listed therein, dated March 10, 2020.*#
10.2	Restrictive Covenant and Technology Cross License Agreement between Lencore Acoustics Corporation, Jonathan S. Leonard, Mercury Notifications LLC, and Emmis QOZ Business, LLC, dated March 10, 2020.
10.3	Transition Services Agreement between Emmis QOZ Business, LLC and Lencore Acoustics Corporation, dated March 10, 2020.
10.4	Manufacturing Services Agreement between Emmis QOZ Business, LLC and Norfolk Main Mfg. LLC, dated March 10, 2020.
99.1	Press Release dated March 11, 2020.

* Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or exhibit as a supplement to the Commission or its staff upon request.

# Portions of this exhibit, marked by brackets, have been omitted pursuant to Item 601(b)(10) of Regulation S-K because they are both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. The registrant undertakes to promptly provide an unredacted copy of the exhibit on a supplemental basis, if requested by the Commission or its staff.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION
Date: March 11, 2020
	By:	/s/ J. Scott Enright
J. Scott Enright, Executive Vice President,
General Counsel and Secretary